UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2006

OUTDOOR CHANNEL HOLDINGS, INC.

(Exact Name of Registrant)

Delaware	33-0074499
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation)	Identification No.)

000-17287

(Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California	92590
(Address of Principal Executive Offices)	(Zip Code)

(951) 699-4749

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed, Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2006, Outdoor Channel Holdings, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Outdoor Channel Holdings, Inc. dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.

By:	/s/ Thomas E. Hornish
Name:	Thomas E. Hornish
Title:	General Counsel

Dated: May 10, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Outdoor Channel Holdings, Inc. dated May 10, 2006.